UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2005

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, California 92660-6429

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 718-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On May 11, 2005, Nationwide Health Properties, Inc. (the “Company”) executed an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. as representative of the several underwriters set forth on Schedule A thereto. Pursuant to the Underwriting Agreement, the Company is issuing $250,000,000 principal amount of 6.00% Notes due 2015 (the “Securities”) under an Indenture dated as of January 13, 1999, between the Company and J.P. Morgan Trust Company, N.A. (formerly Chase Manhattan Bank and Trust Company) as amended by the First Supplemental Indenture dated as of May 18, 2005 (the “Supplemental Indenture”). The Underwriting Agreement and the Supplemental Indenture are filed as exhibits hereto. The net proceeds from the offering, after repayment of selling commissions and discounts and other expenses of the offering, will primarily be used to repay outstanding borrowings under the Company’s revolving credit facility.

A copy of the press release issued by the Company on May 17, 2005 announcing the pricing of the Securities is filed as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

Exhibit No.	Description
1	Underwriting Agreement, dated May 11, 2005, between the Company and J.P. Morgan Securities Inc., as representative of the several underwriters set forth on Schedule A thereto.

4.1	First Supplemental Indenture, dated May 18, 2005, between the Company and J.P. Morgan Trust Company, National Association.

4.2	Form of 6.00% Notes due 2015.

4.3	Officer’s Certificate pursuant to Section 301 of the Indenture dated as of January 13, 1999 between the Company and J.P. Morgan Trust Company, National Association, as Trustee, setting forth the terms of a series of securities entitled “6.00% Notes due 2015”.

12.1	Computation of ratio of earnings to fixed charges.

99.1	Press Release dated May 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.
Date: May 18, 2005	By:	/s/ Abdo H. Khoury
	Name:	Abdo H. Khoury
	Title:	Senior Vice President and
Acting Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1	Underwriting Agreement, dated May 11, 2005, between the Company and J.P. Morgan Securities Inc., as representative of the several underwriters set forth on Schedule A thereto.

4.1	First Supplemental Indenture, dated May 18, 2005, between the Company and J.P. Morgan Trust Company, National Association.

4.2	Form of 6.00% Notes due 2015.

4.3	Officer’s Certificate pursuant to Section 301 of the Indenture dated as of January 13, 1999 between the Company and J.P. Morgan Trust Company, National Association, as Trustee, setting forth the terms of a series of securities entitled “6.00% Notes due 2015”.

12.1	Computation of ratio of earnings to fixed charges.

99.1	Press Release dated May 17, 2005.